Effective immediately, the sub-section entitled “Sales Charges” in Appendix E entitled “Sales Charges and Distribution Plan Payments” is hereby restated in its entirety as follows:

Sales Charges

The following sales charges were paid during the specified periods:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares
May 31, 2010	$387,005	$60,749	$326,256	$0	$26,481	$8,079
May 31, 2009	$121,213	$18,909	$102,304	$4	$37,117	$5,539
May 31, 2008	$204,848	$32,165	$172,683	$466	$38,663	$3,117